UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

Evernorth Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43505	39-4156999
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Battery St.

San Francisco, California 94111

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 322-3046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	XRPN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	XRPNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On October 12, 2026, Evernorth Holdings Inc., a Nevada corporation (“Evernorth”), issued a press release reflecting the appointment of its new Chief Investment Officer and an updated number of shares of Class A common stock. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference hereto.

Item 8.01	Other Items.

In the press release referenced above, Evernorth provided an updated number of shares of Class A common stock issued to investors that entered into delayed funding subscription agreements (the “Delayed Funding Subscribers”). At closing of its business combination with Armada Acquisition Corp. II (the “SPAC”) on October 9, 2026 (the “Closing”), Evernorth issued an aggregate of 1,078,613 shares of Class A common stock (“Class A Common Stock”) to such investors, not 663,510 shares as was indicated in the Current Report on Form 8-K filed after closing due to a clerical error. Such number of shares was equal to the aggregate delayed funding subscription amount, whether in cash or XRP tokens, divided by $10.00 per share.

As a result of such updated share count, the following numbers in the Current Report on Form 8-K filed on Friday have changed:

•	Shares of Class A Common Stock issued to investors that entered into advanced funding subscription agreements (the “Advanced Funding Subscribers”) at Closing: 10,669,636

•	Shares of Class C common stock, par value $0.001 per share (“Class C Common Stock”) issued to Advanced Fundingn Subscribers at Closing: 2,359,038

•	Shares of Class A Common Stock issued to Delayed Funding Subscribers at Closing: 1,078,613

•	Shares of Class A Common Stock issued to Arrington XRP Capital Fund, LP (the “Sponsor”) at Closing: 1,199,503

•	Shares of Class C Common Stock issued to the Sponsor at Closing: 29,033,708

•	Shares of Class A Common Stock issued to Larsen Lam Children’s Remainder Trust (the “Contributor Related Party Entity”) at Closing: 661,867

•	Units (the “Company Units”) of Pathfinder Digital Assets LLC (“Pathfinder”) issued to the Contributor Related Party Entity at Closing: 6,491,583

•	Shares of Class A Common Stock issued and outstanding as of Closing: 23,638,882

•	Shares of Class C Common Stock issued and outstanding as of Closing: 31,392,746

•	Beneficial ownership of the Sponsor:

•	Shares of Class A Common Stock: 4,704,137

•	Shares of Class C Common Stock: 29,033,708

•	Percentage of Class C Common Stock: 92.5%

•	Shares of Class A Common Stock over which Sponsor will share disposition and voting control with RippleWorks Inc.: 4,215,479

•	Beneficial ownership of Ripple Labs Inc. – shares of Class A Common Stock: 1,678,382

•	Beneficial ownership of Chris Larsen – shares of Class A Common Stock: 2,340,249

•	Beneficial ownership of SBI Holdings, Inc.:

•	Shares of Class A Common Stock: 9,431,914

•	Shares of Class C Common Stock: 2,359,038

•	Percentage of Class C Common Stock: 7.5%

•	Total shares of Class A Common Stock issued and sold in the private placements that consummated as of Closing: 15,288,001

•	Total shares of Class C Common Stock issued and sold in the private placements that consummated as of Closing: 31,392,746

•	Total Company Units issued and sold by Pathfinder in the private placements that consummated as of Closing: 22,953,128

•	Percentage of outstanding Class A Common Stock held by former SPAC public shareholders as of Closing: 20.5%

Item 9.01	Financial Statements and Exhibits.

 d. Exhibits

Exhibit No.	Description

99.1	Press release dated October 12, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evernorth Holdings Inc.

Dated: October 13, 2026

	By:	/s/ Asheesh Birla
Name: Asheesh Birla
Title: Chief Executive Officer